UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2014

AmREIT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35609	20-8857707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Greenway Plaza, Suite 1000, Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

(713) 850-1400
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

          On November 4, 2014, AmREIT, Inc. (the “Company”) issued a press release announcing its financial and operating results and made available supplemental information concerning the ownership, operations and portfolio of the Company for the quarter ended September 30, 2014. A copy of the press release including such supplemental information is being furnished as Exhibit 99.1 hereto.

          The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), nor shall it be deemed “incorporated by reference” into any filing under 1934 Act or the Securities Act of 1933, as amended (the “1933 Act”), except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

         As disclosed in Item 2.02 above, on November 4, 2014, the Company issued a press release and made available supplemental information, attached hereto as Exhibit 99.1, announcing its results of operations for the quarter ended September 30, 2014 and also commenting on the Company’s pending sale to Edens Investment Trust. The information set forth in Item 2.02 and in the attached Exhibit 99.1 regarding the Company’s pending sale to EDENS is hereby incorporated into this Item 8.01. All other information set forth in Item 2.02 and the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the 1934 Act, nor shall it be deemed “incorporated by reference” into any filing under the 1934 Act or the 1933 Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 4, 2014, of the Company

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmREIT, Inc.

Date: November 4, 2014	By:	/s/ Chad C. Braun
Chad C. Braun
Executive Vice President, Chief Financial Officer, Chief Operating Officer, Treasurer and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 4, 2014, of the Company